UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2015

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 N. Rogers Road, Olathe, KS 66062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 764-1045

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 2, 2015, the Board of Directors (the “Board”) of Hooper Holmes, Inc. (the “Company”) announced that Mr. Chuck Gillman has been appointed to the Board effective November 1, 2015. In order to appoint Mr. Gillman to the Board, the Board also approved an increase in the size of the Board from six to seven members.

The Company issued a press release on November 2, 2015 announcing the appointment of Mr. Gillman to the Board. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release, dated November 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date:    November 2, 2015
By: /s/ Steven R. Balthazor
Steven R. Balthazor
Chief Financial Officer